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                                                                    EXHIBIT 10.8











                                CAREMARK RX, INC.

                   1997 LONG TERM INCENTIVE COMPENSATION PLAN




                                    CONTENTS

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
ARTICLE 1 ESTABLISHMENT, OBJECTIVES AND DURATION.........................................................1

     1.1  ESTABLISHMENT OF THE PLAN......................................................................1
     1.2  OBJECTIVES OF THE PLAN.........................................................................1
     1.3  DURATION OF THE PLAN...........................................................................1

ARTICLE 2 DEFINITIONS....................................................................................1

     2.1  "AFFILIATE"....................................................................................1
     2.2  "AWARD"........................................................................................1
     2.3  "AWARD AGREEMENT"..............................................................................2
     2.4  "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP"...................................................2
     2.5  "BOARD" or "BOARD OF DIRECTORS"................................................................2
     2.6  "CAUSE"........................................................................................2
     2.7  "CHANGE IN CONTROL"............................................................................2
     2.8  "CODE".........................................................................................3
     2.9  "COMMITTEE"....................................................................................4
     2.10  "COMPANY".....................................................................................4
     2.11  "DIRECTOR"....................................................................................4
     2.12  "DISABILITY"..................................................................................4
     2.13  "EFFECTIVE DATE"..............................................................................4
     2.14  "ELIGIBLE PERSON".............................................................................4
     2.15  "EMPLOYEE"....................................................................................4
     2.16  "EXCHANGE ACT"................................................................................4
     2.17  "FAIR MARKET VALUE"...........................................................................4
     2.18  "IMMEDIATE FAMILY MEMBERS"....................................................................4
     2.19  "INCENTIVE STOCK OPTION" or "ISO".............................................................5
     2.20  "INSIDER".....................................................................................5
     2.21  "NONEMPLOYEE DIRECTOR"........................................................................5
     2.22  "NONQUALIFIED STOCK OPTION" or "NQSO".........................................................5
     2.23  "OPTION"......................................................................................5
     2.24  "OPTION PRICE"................................................................................5
     2.25  "PARTICIPANT".................................................................................5
     2.26  "PERIOD OF RESTRICTION".......................................................................5
     2.27  "PERSON"......................................................................................5
     2.28  "PLAN"........................................................................................5
     2.29  "RESTRICTED STOCK"............................................................................5
     2.30  "RETIREMENT"..................................................................................5
     2.31  "SHARES"......................................................................................6
     2.32  "SUBSIDIARY"..................................................................................6


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
ARTICLE 3 ADMINISTRATION.................................................................................6

     3.1  THE COMMITTEE..................................................................................6
     3.2  AUTHORITY OF THE COMMITTEE.....................................................................6
     3.3  DECISIONS BINDING..............................................................................6
     3.4  COSTS OF PLAN..................................................................................6

ARTICLE 4 SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS..................................................7

     4.1  NUMBER OF SHARES AVAILABLE FOR GRANTS..........................................................7
     4.2  ADJUSTMENTS IN AUTHORIZED SHARES...............................................................7

ARTICLE 5 ELIGIBILITY AND PARTICIPATION..................................................................8

     5.1  ELIGIBILITY....................................................................................8
     5.2  ACTUAL PARTICIPATION...........................................................................8

ARTICLE 6 STOCK OPTIONS..................................................................................8

     6.1  GRANT OF OPTIONS...............................................................................8
     6.2  AWARD AGREEMENT................................................................................8
     6.3  OPTION PRICE...................................................................................8
     6.4  VESTING OF OPTIONS.............................................................................8
     6.5  DURATION OF OPTIONS............................................................................9
     6.6  EXERCISE OF OPTIONS............................................................................9
     6.7  PAYMENT........................................................................................9
     6.8  RESTRICTIONS ON SHARE TRANSFERABILITY.........................................................10
     6.9  TERMINATION OF EMPLOYMENT.....................................................................10
     6.10  NONTRANSFERABILITY OF OPTIONS................................................................11
              (a)   INCENTIVE STOCK OPTIONS.............................................................11
              (b)   NONQUALIFIED STOCK OPTIONS..........................................................11

ARTICLE 7 RESTRICTED STOCK..............................................................................11

     7.1  GRANT OF RESTRICTED STOCK.....................................................................11
     7.2  RESTRICTED STOCK AGREEMENT....................................................................11
     7.3  TRANSFERABILITY...............................................................................12
     7.4  OTHER RESTRICTIONS............................................................................12
     7.5  VOTING RIGHTS.................................................................................12
     7.6  DIVIDENDS AND OTHER DISTRIBUTIONS.............................................................12
     7.7  TERMINATION OF EMPLOYMENT.....................................................................13

ARTICLE 8 BENEFICIARY DESIGNATION.......................................................................13


ARTICLE 9 DEFERRALS.....................................................................................13


ARTICLE 10 RIGHTS OF EMPLOYEES..........................................................................13

     10.1  EMPLOYMENT...................................................................................13
     10.2  PARTICIPATION................................................................................14
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
ARTICLE 11 CHANGE IN CONTROL............................................................................14

     11.1  TREATMENT OF OUTSTANDING AWARDS..............................................................14
     11.2  TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS....................14

ARTICLE 12 SALE OF BUSINESS UNIT OF COMPANY.............................................................14


ARTICLE 13 AMENDMENT, MODIFICATION, AND TERMINATION.....................................................15

     13.1  AMENDMENT, MODIFICATION, AND TERMINATION.....................................................15
     13.2  ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS...........15
     13.3  AWARDS PREVIOUSLY GRANTED....................................................................15

ARTICLE 14 WITHHOLDING..................................................................................15

     14.1  TAX WITHHOLDING..............................................................................15
     14.2  SHARE WITHHOLDING............................................................................15

ARTICLE 15 INDEMNIFICATION..............................................................................16


ARTICLE 16 SUCCESSORS...................................................................................16


ARTICLE 17 LEGAL CONSTRUCTION...........................................................................16

     17.1  GENDER AND NUMBER............................................................................16
     17.2  SEVERABILITY.................................................................................16
     17.3  REQUIREMENTS OF LAW..........................................................................16
     17.4  SECURITIES LAW COMPLIANCE....................................................................17
     17.5  GOVERNING LAW................................................................................17


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

                                                                   EXHIBIT 10.8.


                                CAREMARK RX, INC.
                   1997 LONG TERM INCENTIVE COMPENSATION PLAN


                                   ARTICLE 1

                     ESTABLISHMENT, OBJECTIVES AND DURATION

         1.1 ESTABLISHMENT OF THE PLAN. Caremark Rx, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Caremark Rx, Inc. 1997 Long Term Incentive Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options and Restricted Stock.

         The Plan shall become effective as of February 25, 1997 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

         1.2 OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through the use of incentives which are consistent with the Company's objectives and which link the interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

         The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

         1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors or the Committee to amend or terminate the Plan at any time pursuant to Article 12 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Incentive Stock Option be granted under the Plan on or after February 25, 2007.

                                   ARTICLE 2

                                  DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

         2.1 "AFFILIATE" means a "parent corporation" or "subsidiary corporation" as defined in Section 424 of the Code.

         2.2 "AWARD" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options or Restricted Stock.

         2.3 "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

         2.4 "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         2.5 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         2.6 "CAUSE" shall be determined by the Committee, exercising good faith and reasonable judgment, and shall mean the occurrence of any one or more of the following:

         (a) The willful and continued failure by the Participant to substantially perform his duties (other than any such failure resulting from the Participant's Disability) after a written demand for substantial performance is delivered by the Committee to the Participant that specifically identifies the manner in which the Committee believes that the Participant has not substantially performed his duties, and the Participant has failed to remedy the situation within 30 calendar days of receiving such notice; or

         (b) The Participant's conviction for committing an act of fraud, embezzlement, theft or another act constituting a felony; or

         (c) The willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company, as determined by the Committee. However, no act or failure to act on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his action or omission was in the best interest of the Company.

         2.7 "CHANGE IN CONTROL" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

         (a) The acquisition by any Person of Beneficial Ownership of 20% or more of either (i) the then outstanding Shares, or (ii) the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the selection of Directors; provided, however, that for purposes of this subsection, the following transactions shall not constitute a Change of
Control: (A) any acquisition directly from the Company through a public offering of Shares, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and
(iii) of subsection (c) below;

         (b) The cessation, for any reason, of the individuals who constitute the Company's Board of Directors as of the date hereof ("Incumbent Board") to constitute at


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



least a majority of the Company's Board of Directors; provided, however, that any individual becoming a Director following the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs because of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Company's Board of Directors;

         (c) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Business Combination") unless, following such Business Combination,
(i) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Shares and the outstanding voting securities of the Company immediately before such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding Shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the Company resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately before such Business Combination of the outstanding Shares and the outstanding voting securities of the Company, as the case may be; (ii) no party (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed before the Business Combination; and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Company's Board of Directors at the time of the execution of the initial agreement, or of the action of the Company's Board of Directors, providing for such Business Combination; or

         (a) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

         (b) Any other condition or event (i) that the Committee determines to be a "Change in Control" within the meaning of this Section 2.7 and (ii) that is set forth as a supplement to this Section 2.7 in the Award Agreement.

         2.8 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.


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

         2.9 "COMMITTEE" means the Compensation Committee of the Board, as specified in Article 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.

         2.10 "COMPANY" means Caremark Rx, Inc., and also means any corporation of which a majority of the voting capital stock is owned directly or indirectly by Caremark Rx, Inc. or by any of its Subsidiaries, and any other corporation designated by the Committee as being a Company hereunder (but only during the period of such ownership or designation).

         2.11 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

         2.12 "DISABILITY", as applied to a Participant, means that the Participant (a) has established to the satisfaction of the Committee that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months (all within the meaning of Section 22(e)(3) of the Code), and (b) has satisfied any requirement imposed by the Committee in regard to evidence of such disability.

         2.13 "EFFECTIVE DATE" shall have the meaning ascribed to such term in Section 1.1 hereof.

         2.14 "ELIGIBLE PERSON" shall mean all Employees, Directors or consultants of the Company or any Affiliate; provided, however, that no Award may be granted to anyone who is not an "employee" as that term is defined in General Instruction A.(1)(a) of Form S-8, as such definition may be amended from time to time, without first receiving advice and guidance from the Company's outside counsel as to the effect of such grant.

         2.15     "EMPLOYEE" means any officer or employee of the Company.

         2.16 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         2.17 "FAIR MARKET VALUE" Except as otherwise determined by the Committee, the "Fair Market Value" of a Share as of any date shall be equal to the closing sale price of a Share as reported on The National Association of Securities Dealers' New York Stock Exchange Composite Reporting Tape (or if the Shares are not traded on The New York Stock Exchange, the closing sale price on the exchange on which it is traded or as reported by an applicable automated quotation system) (the "Composite Tape"), on the applicable date or, if no sales of Shares are reported on such date, the closing sale price of a Share on the date the Shares was last reported on the Composite Tape (or such other exchange or automated quotation system, if applicable).

         2.18 "IMMEDIATE FAMILY MEMBERS" means the spouse, children and grandchildren of a Participant.

         2.19 "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

         2.20 "INSIDER" shall mean an individual who is, on the relevant date, a Director, a 10% Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act or an officer of the Company, as defined under Section 16 of the Exchange Act and as determined by the Board of Directors from time to time.

         2.21 "NONEMPLOYEE DIRECTOR" means an individual who is a member of the Board of Directors of the Company but who is not an Employee of the Company.

         2.22 "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

         2.23 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

         2.24 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

         2.25 "PARTICIPANT" means an Eligible Person who has outstanding an Award granted under the Plan.

         2.26 "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares of Restricted Stock are subject to a substantial risk of forfeiture, as provided in Article 7 herein.

         2.27     "PERSON" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         2.28 "PLAN" means the Caremark Rx, Inc. 1997 Long Term Incentive Compensation Plan.

         2.29 "RESTRICTED STOCK"means an Award granted to a Participant pursuant to Article 7 herein.

         2.30 "RETIREMENT" as applied to a Participant, means the Participant's termination of employment in a manner which qualifies the Participant to receive immediately payable retirement benefits under the applicable retirement plan maintained by the Company (the "Retirement Plan"), under the successor or replacement of such Retirement Plan if it is then no longer in effect, or under any other retirement plan maintained or adopted by the Company which is determined by the Committee to be the functional equivalent of such Retirement Plan; or, with respect to a Participant who may not or has not participated in a retirement plan maintained by the Company or an Affiliate, "Retirement" shall have the meaning determined by the Committee from time to time.

         2.31 "SHARES" means Common Stock of Caremark Rx, Inc., par value $.001 per share.

         2.32 "SUBSIDIARY" means any corporation, partnership, joint venture or other entity in which the Company has a majority voting interest.

                                   ARTICLE 3

                                 ADMINISTRATION

         3.1 THE COMMITTEE. The Plan shall be administered by the Committee, or by any other committee appointed by the Board, which Committee shall consist solely of two or more "Nonemployee Directors" within the meaning of Rule 16b-3 under the Exchange Act, or any successor provision. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

         3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner not inconsistent with the Plan; construe and interpret the Plan and any Award Agreement or other instrument entered into under the Plan as they apply to Participants; establish, amend, or waive rules and regulations for the Plan's administration as they apply to Participants; alter, amend, suspend or terminate the Plan in whole or in part; and (subject to the provisions of Article 13 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan, as the Plan applies to Participants. As permitted by law, the Committee may delegate its authority as identified herein.

         3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

         3.4 COSTS OF PLAN. The costs and expenses incurred in the operation and administration of the Plan shall be borne by the Company.

                                   ARTICLE 4

                 SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

         4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be 6,725,000.

         The number of Shares reserved for issuance under the Plan shall automatically increase on the first day of each calendar year during the term of this Plan, beginning with the 1998 calendar year, by an amount equal to 1% of the Shares outstanding on December 31 of the immediately preceding year. However, such additional Shares shall not be available for grants of Incentive Stock Options, unless and until the increase in the number of Shares provided for herein is subsequently approved by the stockholders of the Company in accordance with Section 422 of the Code.

         Shares issued upon exercise of Options or Awards of Restricted Stock under the Plan may be either authorized but unissued Shares or Shares re-acquired by the Company. If, on or prior to the termination of the Plan, an Award granted thereunder expires or is terminated for any reason without having been exercised or vested in full, the unpurchased or unvested Shares covered thereby will again become available for the grant of Awards under the Plan. Shares covered by Options surrendered in connection with the exercise of other Options shall not be deemed to have been exercised and shall again become available for the grant of awards under the Plan.

         Notwithstanding the foregoing, the maximum number of Shares of Restricted Stock granted pursuant to Article 7 herein shall be an amount equal to one-fifth of the total number of Shares reserved for issuance under the Plan.

         4.2 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property (excluding cash dividends) of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4.1, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

                                   ARTICLE 5

                         ELIGIBILITY AND PARTICIPATION

         5.1 ELIGIBILITY. All Eligible Persons are eligible to participate in this Plan.

         5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Persons, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

                                   ARTICLE 6

                                 STOCK OPTIONS

         6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

         6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. Each such Award Agreement shall incorporate by reference the terms and provisions of the Plan as in effect at the time of its execution and may contain such other terms and provisions not contrary to the Plan as shall be approved and adopted by the Committee. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

         6.3 OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be at least equal to 100% of the Fair Market Value of a Share on the date the Option is granted; provided, however, that the exercise price of an ISO granted to any person who owns, directly or indirectly, (or is treated as owning by reason of attribution rules, currently set forth in Code
Section 424), stock of the Company constituting more than 10% of the total combined voting power of the Company's outstanding stock, or the stock of any of its corporate subsidiaries, shall in no event be less than 110% of the Fair Market Value of such Shares.

         6.4 VESTING OF OPTIONS. Except as provided by the Committee in the applicable Award Agreement, Options will vest and become exercisable as follows:

         (a) 34% of the Options shall vest on the date such options are granted;

         (b) 33% of the Options granted shall vest on each of the first anniversary and second anniversary of the date such Options are granted; provided, however, that if during the first year after the date such Secondary Options are granted, the stock price of the Shares closes at or above $12.00 (or such other price determined by the Committee and set forth in the applicable Award Agreement) for any twenty (20) out of thirty (30)


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

consecutive trading days, the 33% of the Options due to vest on the first anniversary of the date such Secondary Options are granted shall vest immediately at the end of such 20th day, and provided, however, that if during the second year after the date such Options are granted, the stock price of the Shares closes at or above $18.00 (or such other price determined by the Committee and set forth in the applicable Award Agreement) for any twenty (20) out of thirty (30) consecutive trading days, the 33% of the Options due to vest on the second anniversary of the date such Options are granted shall vest immediately at the end of such 20th day.

         6.5 DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Incentive Stock Option shall be exercisable later than the tenth anniversary date of its grant. Furthermore, each Stock Option granted to any person who owns, directly or indirectly (or is treated as owning by reason of attribution rules, currently set forth in Internal Revenue Code
Section 424), stock of the Company constituting more than 10% of the total combined voting power of the Company's outstanding stock, or the stock of any of its corporate subsidiaries, is not exercisable after the expiration of five years from the date such Option is granted.

         6.6 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times as set forth in the vesting schedule in
Section 6.4 hereof, unless otherwise set forth in the Award Agreement, and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Notwithstanding any contrary provisions contained in this Plan, the aggregate Fair Market Value (determined as of the time each ISO is granted) of the Shares with respect to which ISO's issued to any one person thereunder are exercisable for the first time during any calendar year shall not exceed $100,000.

         6.7 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a proper notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised.

         No shares of Common Stock shall be issued on the exercise of an Option unless the Option Price is paid for in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Company. In addition, subject to compliance with applicable laws and regulations and such conditions as the Committee may impose, the Committee may elect to accept payment in shares of Common Stock of the Company which are already owned by the Participant, valued at the Fair Market Value thereof on the date of exercise. The Committee may also allow a Participant to exercise an Option by use of proceeds to be received from the sale of Common Stock issuable pursuant to the Option being exercised.

         As soon as practicable after receipt of proper notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

         6.8 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

         6.9      TERMINATION OF EMPLOYMENT.

         (a) Except as otherwise provided in an Award Agreement or as provided in paragraphs (b) and (c) below and except as otherwise specifically provided in the Award Agreement, each Option, to the extent it has not been previously exercised, shall terminate upon the earliest to occur of: (a) the expiration of the Option period set forth in the Option Award Agreement; (b) for ISOs, the expiration of three months following the Participant's Retirement (following the Participant's Retirement, NQSOs shall terminate upon the expiration of the Option period set forth in the Option Award Agreement); (c) the expiration of 12 months following the Participant's death or Disability; (d) immediately upon the Participant ceasing to be an employee, officer, consultant, director or otherwise affiliated with the Company for Cause; or (e) the expiration of 90 days following the Participant ceasing to be an employee, officer, consultant, director or otherwise affiliated with the Company for any reason other than Cause, death, Disability, or Retirement.

         (b) Except as otherwise provided in an Award Agreement, any Option granted after September 21, 1998 (a "Secondary Option"), to the extent it has not been previously exercised, shall terminate upon the earliest to occur of:
(a) the expiration of the Secondary Option period set forth in the Award Agreement; (b) the expiration of 12 months following the Participant's death or Disability; (c) immediately upon termination for Cause (as defined below); or
(d) the expiration of 90 days following the Participant's termination of employment for any reason other than Cause (as defined below), Change in Control, death or Disability.

         For purposes of the preceding sentence only, Cause means the Company, Subsidiary or an Affiliate having cause to terminate a Participant's status as an employee, officer, consultant, or director or other affiliation with the Company under any existing employment agreement between the Participant and the Company, a Subsidiary or an Affiliate or, in the absence of such an employment agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or an Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or an Affiliate, or (iii) the Participant having been convicted of a felony.

         (c) Notwithstanding the foregoing, any Secondary Option, to the extent it has not been previously exercised prior to a Change in Control shall remain exercisable for its full original term upon and following such Change in Control.

         6.10     NONTRANSFERABILITY OF OPTIONS.

         (a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

         (b) NONQUALIFIED STOCK OPTIONS. No NSO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent not prohibited by any statute, rule or regulation applicable to the Plan, the Options, or the registration with the Securities and Exchange Commission of the Shares to be issued upon exercise of the Options, the Committee may, in its discretion, authorize all or a portion of NQSOs granted to a Participant to be on terms which permit transfer by such Participant to (i) Immediate Family Members, (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (A) there may be no consideration for any such transfer, (B) the Award Agreement pursuant to which such Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section, and (C) subsequent transfers of transferred Options shall be prohibited except those by will or the laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Plan, the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment shall continue to be applied with respect to the original Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified in this Section
6.9. Notwithstanding the foregoing, should the Committee provide that Options granted be transferable, the Company by such action incurs no obligation to notify or otherwise provide notice to a transferee of early termination of the Option. In the event of a transfer, as set forth above, the original Participant is and will remain subject to and responsible for any applicable withholding taxes upon the exercise of such Options.

                                   ARTICLE 7

                                RESTRICTED STOCK

         7.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine. Without limiting the generality of the foregoing, Restricted Shares may be granted in connection with payouts under other compensation programs of the Company.

         7.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the

Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

         7.3 TRANSFERABILITY. Except as provided in this Article 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

         7.4 OTHER RESTRICTIONS. Subject to Article 8 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance objectives (Company-wide, business unit, and/or individual), time-based restrictions on vesting following the attainment of the performance objectives, and/or restrictions under applicable federal or state securities laws.

         At the discretion of the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

         Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

         7.5 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

         7.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. Such dividends may be paid currently, accrued as contingent cash obligations, or converted into additional shares of Restricted Stock, upon such terms as the Committee establishes.

         The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

         In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

         7.7 TERMINATION OF EMPLOYMENT. Upon a Participant's death, Disability, or Retirement, all Restricted Shares shall vest immediately. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Shares following the date the Participant ceases to be an employee, officer, consultant, director or otherwise affiliated with the Company in all other circumstances. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

                                   ARTICLE 8

                            BENEFICIARY DESIGNATION

         A Participant under the Plan may make written designation of a beneficiary on forms prescribed by and filed with the Corporate Secretary of the Company. Such beneficiary, or if no such designation of any beneficiary has been made, the legal representative of such Participant or such other person entitled thereto as determined by a court of competent jurisdiction, may exercise, in accordance with and subject to the provisions of Article 6, any unterminated and unexpired Option granted to such Participant to the same extent that the Participant himself could have exercised such Option were he alive or able; provided, however, that no Option granted under the Plan shall be exercisable for more Shares than the Participant could have purchased thereunder on the date his employment by, or other relationship with, the Company and its Subsidiaries was terminated.

                                    ARTICLE 9

                                   DEFERRALS

         The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or objectives with respect to performance measures, if any. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

                                   ARTICLE 10

                              RIGHTS OF EMPLOYEES

         10.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

         10.2 PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

                                   ARTICLE 11

                               CHANGE IN CONTROL

         11.1 TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges,:

         (a) Any and all Options granted hereunder shall become immediately vested and exercisable and shall remain exercisable throughout their entire term; and

         (b) Any restriction periods and restrictions imposed on Shares of Restricted Stock shall lapse; provided, however, that the degree of vesting associated with Restricted Stock which has been conditioned upon the achievement of performance conditions pursuant to Section 7.4 herein shall be determined in the manner set forth in Section 7.4 herein.

         11.2 TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 11 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

                                   ARTICLE 12

                        SALE OF BUSINESS UNIT OF COMPANY

         The Committee, in connection with the sale of any Subsidiary, Affiliate, division or other business unit of the Company, may within the Committee's sole and absolute discretion (1) cause any or all Options granted hereunder to Participants whose Options or rights under Options will be adversely affected by such transaction (a) to become immediately exercisable, or
(b) to remain exercisable after such transaction for such period as the Committee deems appropriate under the circumstances, or both (a) and (b), or (2) cause the restrictions on any or all Shares of Restricted Stock awarded hereunder to Participants whose Restricted Stock will be adversely affected by such transaction to lapse immediately. The provision of this Article 12 and the actions of the Committee taken pursuant to this Article 12 shall be effective upon action of the Committee alone without amendment to any Award Agreement or the consent of any Participant.

                                   ARTICLE 13

                    AMENDMENT, MODIFICATION, AND TERMINATION

         13.1     AMENDMENT, MODIFICATION, AND TERMINATION. Subject to Section
11.2 herein, the Board or the Committee may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part, except that, without approval of the stockholders of the Company, no such revision or amendment shall increase the number of shares available for grants of ISOs under the Plan or alter the class of participants in the Plan.

         Notwithstanding the foregoing, and subject to Section 11.2 herein, neither the Company nor the Board or Committee on its behalf may cancel outstanding Awards and issue substitute Awards in replacement thereof or reduce the exercise price of any outstanding Options without stockholder approval.

         13.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

         13.3 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

                                   ARTICLE 14

                                  WITHHOLDING

         14.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

         14.2 SHARE WITHHOLDING. To the extent provided by the Committee, a Participant may elect to have any distribution to be made under this Plan to be withheld or to surrender to the Company Shares already owned by the Participant to fulfill any tax withholding obligation.

                                   ARTICLE 15

                                INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                   ARTICLE 16

                                   SUCCESSORS

         All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, of all or substantially all of the business and/or assets of the Company, or a merger, consolidation or otherwise.

                                   ARTICLE 17

                               LEGAL CONSTRUCTION

         17.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular; and, the singular shall include the plural.

         17.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         17.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         17.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         17.5 GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Delaware.